Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Charah Solutions, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles E. Price, Chief Executive Officer of the Company, hereby certify, 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2018

/s/ Bruce Kramer
Bruce Kramer
Chief Financial Officer, Treasurer and Secretary
(Principal Financial Officer)